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                                                                    EXHIBIT 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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     We consent to the incorporation by reference in this Registration
Statement of Applied Voice Recognition, Inc. on Form S-8 of our report dated March 12, 1997 appearing in its Annual Report on Form 10-KSB for the two years ended December 31, 1996.


/s/ Malone & Bailey, PLLC

MALONE & BAILEY, PLLC

Houston, Texas
January 13, 1998